Exhibit 99.1

               Advanta Reports Second Quarter Earnings;
                     Raises 2004 Earnings Guidance

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--July 29, 2004--Advanta Corp. (NASDAQ:ADVNB;ADVNA) today reported income from continuing operations of $10.8 million or $0.40 per diluted share for second quarter 2004 for Class A and Class B shares combined, as compared to $6.3 million or $0.26 per diluted share for second quarter 2003. The current quarter's earnings reflect an 104 basis point decline in net principal charge-offs on managed business credit card receivables to 6.99% on an annualized basis, as compared to 8.03% for second quarter 2003. Net principal charge-offs on owned business credit card receivables declined 80 basis points to 6.75%, as compared to 7.55% for second quarter 2003. Advanta reported consolidated net income for the quarter of $11 million or $0.41 per diluted share up from $4.3 million or $0.18 per diluted share for second quarter 2003. The results for second quarter 2004 include a $0.01 per diluted share net gain associated with discontinued operations, and the results for second quarter 2003 included a $0.03 per diluted share asset valuation charge associated with the valuation of the Company's venture capital portfolio and an $0.08 charge associated with discontinued operations.
    Advanta also announced today that it was raising its 2004 earnings guidance. "Our high credit quality customers are delivering the benefits that we are seeking," said Dennis Alter, Chairman and CEO. "As a result of our favorable asset quality performance, we now expect earnings for the year to be at the upper end of our initial guidance range to 10 cents above that range."
    The Company's initial guidance for 2004 earnings from continuing operations was between $1.40 and $1.60 per diluted share for Class A and Class B shares combined. The initial and revised guidance estimates assume no gains or losses associated with the Company's venture capital portfolio as such amounts are based on future market conditions that cannot be reliably forecasted. These estimates also do not include the recently announced agreement with Bank of America to resolve all outstanding litigation, including partnership tax disputes, between Advanta and FleetBoston Financial Corporation, which is expected to increase earnings by approximately $2.30 per diluted share and book value by approximately $2.45 per share. The agreement is subject to the Internal Revenue Service's final approval of the settlement of the tax disputes, which the IRS is expected to approve. Consistent with historical presentation, the gain associated with the settlement will be classified as earnings from continuing operations.
    Advanta ended the quarter with managed business credit card receivables of $3.1 billion as compared to $2.8 billion at June 30, 2003. Over 30 day delinquencies on managed business credit card receivables declined 148 basis points to 4.80% and over 90 day delinquencies decreased 69 basis points to 2.50%, each as compared to second quarter 2003. At June 30, 2004, owned business credit card receivables were $550 million as compared to $443 million at June 30, 2003. Over 30 day delinquencies on owned business credit card receivables declined 120 basis points to 4.64% and over 90 day delinquencies decreased 56 basis points to 2.42%, each as compared to second quarter 2003.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, July 29, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the website at least 15 minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing (719) 457-0820 and referring to confirmation code 726552. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or our statistical supplements, both available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses through innovative products and services. Using its direct marketing and information based expertise, Advanta identifies potential customers and provides a high level of service tailored to the unique needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures; (3) political conditions, social conditions, monetary and fiscal policies and general economic conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company; (9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (10) effect of, and changes in, tax laws, rates, regulations and policies; (11) relationships with customers, significant vendors and business partners; (12) difficulties or delays in the development, production, testing and marketing of products or services; (13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) revisions to estimates associated with the discontinued operations of the Company's mortgage and leasing businesses; (16) obtaining the approval of the Internal Revenue Service as required under the agreement with Bank of America; (17) the impact of litigation; (18) the proper design and operation of our disclosure controls and procedures; and (19) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.


                                ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                          Three Months Ended
                             June 30, 2004
----------------------------------------------------------------------


                             Advanta
                             Business   Venture
                              Cards     Capital   Other (A)    Total
                            ---------- --------- ----------- ---------
Interest income             $  23,735  $      0  $    1,499  $ 25,234
Interest expense                8,590        86       2,170    10,846
                            ---------- --------- ----------- ---------
Net interest income            15,145       (86)       (671)   14,388
Provision for credit losses    10,654         0        (160)   10,494
                            ---------- --------- ----------- ---------
Net interest income after
 provision for credit
 losses                         4,491       (86)       (511)    3,894
Noninterest revenues:
  Securitization income        32,627         0           0    32,627
  Servicing revenues           12,499         0           0    12,499
  Other revenues, net          27,989         0         790    28,779
                            ---------- --------- ----------- ---------
Total noninterest revenues     73,115         0         790    73,905
Operating expenses             59,608         9         279    59,896
                            ---------- --------- ----------- ---------
Income (loss) before income
 taxes                         17,998       (95)          0    17,903
Income tax expense
 (benefit)                      7,109       (38)          0     7,071
                            ---------- --------- ----------- ---------
Income (loss) from
 continuing operations         10,889       (57)          0    10,832
Gain, net, on
 discontinuance of mortgage
 and leasing businesses,
 net of tax                         0         0         160       160
                            ---------- --------- ----------- ---------
Net income (loss)           $  10,889  $    (57) $      160  $ 10,992
                            ========== ========= =========== =========

                          Three Months Ended
                             June 30, 2003
----------------------------------------------------------------------


                             Advanta
                             Business   Venture
                              Cards     Capital   Other (A)    Total
                            ---------- --------- ----------- ---------
Interest income             $  23,007  $      1  $    2,442  $ 25,450
Interest expense               11,269       135       1,707    13,111
                            ---------- --------- ----------- ---------
Net interest income            11,738      (134)        735    12,339
Provision for credit losses     9,555         0        (290)    9,265
                            ---------- --------- ----------- ---------
Net interest income after
 provision for credit
 losses                         2,183      (134)      1,025     3,074
Noninterest revenues:
  Securitization income        31,752         0           0    31,752
  Servicing revenues            9,873         0           0     9,873
  Other revenues, net          24,658    (1,242)      1,513    24,929
                            ---------- --------- ----------- ---------
Total noninterest revenues     66,283    (1,242)      1,513    66,554
Expenses:
  Operating expenses           55,819     1,058         318    57,195
  Minority interest in
   income of consolidated
   subsidiary                       0         0       2,220     2,220
                            ---------- --------- ----------- ---------
Total expenses                 55,819     1,058       2,538    59,415
                            ---------- --------- ----------- ---------
Income (loss) before income
 taxes                         12,647    (2,434)          0    10,213
Income tax expense
 (benefit)                      4,869      (937)          0     3,932
                            ---------- --------- ----------- ---------
Income (loss) from
 continuing operations          7,778    (1,497)          0     6,281
Loss, net, on
 discontinuance of mortgage
 and leasing businesses,
 net of tax                         0         0      (1,968)   (1,968)
                            ---------- --------- ----------- ---------
Net income (loss)           $   7,778  $ (1,497) $   (1,968) $  4,313
                            ========== ========= =========== =========

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.


                                ADVANTA
                   SUPPLEMENTAL NON-GAAP DISCLOSURE
  ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT AND MANAGED INCOME
                                RATIOS
                            (in thousands)


In addition to evaluating the financial performance of the Advanta Business Cards segment under generally accepted accounting principles
(GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations. A reconciliation of these managed financial measures to the most directly comparable GAAP financial measures is included in this press release.


Advanta Business Cards Managed Income Statement
-----------------------------------------------


                                                Three Months Ended
                                             -------------------------
                                               June 30,     June 30,
                                                 2004         2003
                                             ------------ ------------
Interest income                              $   115,781  $   112,826
Interest expense                                  19,963       20,953
                                             ------------ ------------
Net interest income                               95,818       91,873
Provision for credit losses                       55,294       56,140
                                             ------------ ------------
Net interest income after provision for
 credit losses                                    40,524       35,733
Noninterest revenues                              37,082       32,733
                                             ------------ ------------
Risk-adjusted revenues (A)                        77,606       68,466
Operating expenses                                59,608       55,819
                                             ------------ ------------
Income before income taxes                        17,998       12,647
Income tax expense                                 7,109        4,869
                                             ------------ ------------
Net income                                   $    10,889  $     7,778
                                             ============ ============

Average managed business credit card
 receivables                                 $ 3,116,466  $ 2,796,871

(A) Risk-adjusted revenues represent net interest income and noninterest revenues, less provision for credit losses.


                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)


                              Three Months Ended          Percent
                          --------------------------    Change From

                          June 30, Mar. 31, June 30,   Prior    Prior
EARNINGS                    2004    2004      2003    Quarter    Year
----------------------------------------------------------------------
Basic income from
 continuing operations
 per common share:
  Class A                 $  0.42  $  0.37  $  0.25      13.5%   68.0%
  Class B                    0.44     0.39     0.27      12.8    63.0
  Combined (A)               0.43     0.38     0.26      13.2    65.4
Diluted income from
 continuing operations
 per common share:
  Class A                    0.39     0.34     0.24      14.7    62.5
  Class B                    0.40     0.36     0.26      11.1    53.8
  Combined (A)               0.40     0.35     0.26      14.3    53.8
Basic net income per
 common share:
  Class A                    0.42     0.37     0.16      13.5   162.5
  Class B                    0.45     0.39     0.19      15.4   136.8
  Combined (A)               0.44     0.38     0.18      15.8   144.4
Diluted net income per
 common share:
  Class A                    0.40     0.34     0.16      17.6   150.0
  Class B                    0.41     0.36     0.18      13.9   127.8
  Combined (A)               0.41     0.35     0.18      17.1   127.8

Return on average common
 equity                     12.21%   10.86%    5.30%     12.4   130.4

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common
 shares used to compute:
 Basic earnings per
  common share
  Class A                   8,794    8,786    9,151       0.1%  (3.9)%
  Class B                  16,172   15,502   14,893       4.3    8.6
                          -------- -------- --------
  Total                    24,966   24,288   24,044       2.8    3.8
Diluted earnings per
 common share
  Class A                   8,794    8,786    9,151       0.1   (3.9)
  Class B                  18,329   17,656   15,445       3.8   18.7
                          -------- -------- --------
  Total                    27,123   26,442   24,596       2.6   10.3

Ending shares outstanding
  Class A                   9,607    9,607    9,886       0.0   (2.8)
  Class B                  18,093   17,710   17,274       2.2    4.7
                          -------- -------- --------
  Total                    27,700   27,317   27,160       1.4    2.0

Stock price:
 Class A
  High                    $ 23.21  $ 16.88  $ 10.45      37.5  122.1
  Low                       15.43    12.92     6.70      19.4  130.3
  Closing                   21.93    16.83     9.84      30.3  122.9
 Class B
  High                      24.12    16.90    11.00      42.7  119.3
  Low                       15.13    12.55     7.47      20.6  102.5
  Closing                   22.92    16.50     9.99      38.9  129.4

Cash dividends declared:
  Class A                   0.095    0.063    0.063      50.0   50.0
  Class B                   0.113    0.076    0.076      50.0   50.0

Book value per common
 share                      14.28    14.08    13.41       1.4    6.5

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                            (in thousands)


                           Three Months Ended             Percent
                   ----------------------------------    Change From

                    June 30,    Mar. 31,    June 30,    Prior   Prior
                      2004        2004        2003     Quarter   Year
                   ---------------------------------------------------
Transaction volume $1,994,647  $1,921,933  $1,677,804     3.8%   18.9%
Securitization
 volume increase
 excluding
 replenishment
 sales                      0      90,000      86,182  (100.0) (100.0)
Average managed
 receivables:
  Owned               583,581     551,652     506,200     5.8    15.3
  Securitized       2,532,885   2,515,532   2,290,671     0.7    10.6
                   ----------- ----------- -----------
  Managed (A)       3,116,466   3,067,184   2,796,871     1.6    11.4
Ending managed
 receivables:
  Owned               549,862     528,204     442,769     4.1    24.2
  Securitized       2,546,777   2,548,942   2,365,176    (0.1)    7.7
                   ----------- ----------- -----------
  Managed (A)       3,096,639   3,077,146   2,807,945     0.6    10.3

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
------------------
Receivables 30
 days or more
 delinquent        $   25,493  $   26,908  $   25,839
Receivables 90
 days or more
 delinquent            13,309      13,368      13,184
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            4.64%       5.09%       5.84%  (8.8)% (20.5)%
  Receivables 90
   days or more
   delinquent            2.42        2.53        2.98   (4.3)  (18.8)
Net principal
 charge-offs:
  Amount           $    9,854  $    8,913  $    9,555
  As a percentage
   of average
   gross
   receivables
   (annualized)          6.75%       6.46%       7.55%   4.5   (10.6)

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent        $  123,123  $  138,440  $  150,380
Receivables 90
 days or more
 delinquent            63,980      69,087      76,459
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            4.83%       5.43%       6.36% (11.0)% (24.1)%
  Receivables 90
   days or more
   delinquent            2.51        2.71        3.23   (7.4)  (22.3)
Net principal
 charge-offs:
  Amount           $   44,640  $   46,187  $   46,585
  As a percentage
   of average
   gross
   receivables
   (annualized)          7.05%       7.34%       8.13%  (4.0)  (13.3)

CREDIT QUALITY -
 MANAGED (A)
------------------
Receivables 30
 days or more
 delinquent        $  148,616  $  165,348  $  176,219
Receivables 90
 days or more
 delinquent            77,289      82,455      89,643
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            4.80%       5.37%       6.28% (10.6)% (23.6)%
  Receivables 90
   days or more
   delinquent            2.50        2.68        3.19   (6.7)  (21.6)
Net principal
 charge-offs:
  Amount           $   54,494  $   55,100  $   56,140
  As a percentage
   of average
   gross
   receivables
   (annualized)          6.99%       7.19%       8.03%  (2.8)  (13.0)

(A) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.


                                ADVANTA
 RECONCILIATION OF MANAGED INCOME STATEMENT AND BALANCE SHEET MEASURES
                      TO GAAP FINANCIAL MEASURES
                            (in thousands)


In addition to evaluating the financial performance of the Advanta Business Cards segment under generally accepted accounting principles
(GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations.


                                      Three Months Ended
                                        June 30, 2004
                        ----------------------------------------------
                           Advanta                         Advanta
                        Business Cards Securitization   Business Cards
                             GAAP        Adjustments        Managed
                        -------------- --------------   --------------
INCOME STATEMENT
 MEASURES
Interest income         $      23,735  $      92,046    $     115,781
Interest expense                8,590         11,373           19,963
Net interest income            15,145         80,673           95,818
Securitization income          32,627        (32,627)               0
Servicing revenues             12,499        (12,499)               0
Other revenues, net            27,989          9,093           37,082
Total noninterest
 revenues                      73,115        (36,033)          37,082
Provision for credit
 losses                        10,654         44,640 (A)       55,294
                        ----------------------------------------------
BALANCE SHEET MEASURES
Average business credit
 card receivables             583,581      2,532,885        3,116,466
Ending business credit
 card receivables             549,862      2,546,777        3,096,639
Business credit card
 receivables:
  30 days or more
   delinquent                  25,493        123,123          148,616
  90 days or more
   delinquent                  13,309         63,980           77,289
  Net principal charge-
   offs                         9,854         44,640           54,494


                                      Three Months Ended
                                        June 30, 2003
                        ----------------------------------------------
                           Advanta                         Advanta
                        Business Cards Securitization   Business Cards
                             GAAP        Adjustments        Managed
                        -------------- --------------   --------------
INCOME STATEMENT
 MEASURES
Interest income         $      23,007  $      89,819    $     112,826
Interest expense               11,269          9,684           20,953
Net interest income            11,738         80,135           91,873
Securitization income          31,752        (31,752)               0
Servicing revenues              9,873         (9,873)               0
Other revenues, net            24,658          8,075           32,733
Total noninterest
 revenues                      66,283        (33,550)          32,733
Provision for credit
 losses                         9,555         46,585 (A)       56,140
                        ----------------------------------------------
BALANCE SHEET MEASURES
Average business credit
 card receivables             506,200      2,290,671        2,796,871
Ending business credit
 card receivables             442,769      2,365,176        2,807,945
Business credit card
 receivables:
  30 days or more
   delinquent                  25,839        150,380          176,219
  90 days or more
   delinquent                  13,184         76,459           89,643
  Net principal charge-
   offs                         9,555         46,585           56,140


(A) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.


                               ADVANTA
    RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES
                            (in thousands)


The examples in the tables below provide a reconciliation of original and revised forward-looking managed receivables and managed principal charge-offs as a percentage of average managed receivables (non-GAAP financial measures) to owned receivables and owned principal charge-offs as a percentage of average owned receivables (the most directly comparable GAAP financial measures). The examples presented below depict only certain possibilities out of a large set of possible scenarios. A discussion of why management believes that performance of the Advanta Business Cards segment on a managed basis provides useful supplemental information is included in this press release.


                                        December 31, 2004
                           -------------------------------------------
                               Original Guidance      Revised Guidance
                           -------------------------- ----------------
                            Low End of   High End of     Low End of
Forward-Looking Business      Range         Range          Range
 Credit Card Receivable    ------------ ------------- ----------------
 Balances:
  Owned                    $   570,000  $    622,000  $       738,000
  Securitized                2,710,000     2,956,000        2,542,000
                           ------------ ------------- ----------------
  Managed                  $ 3,280,000  $  3,578,000  $     3,280,000


                            Year Ended December 31,
                                      2004
                           --------------------------
                             Original      Revised
Forward-Looking Average      Guidance     Guidance
 Business Credit Card      ------------ -------------
 Receivable Balances:
  Owned                    $   600,000  $    645,000
  Securitized                2,650,000     2,505,000
                           ------------ -------------
  Managed                  $ 3,250,000  $  3,150,000


                                  Year Ended December 31, 2004
                           -------------------------------------------
                               Original Guidance      Revised Guidance
                           -------------------------- ----------------
                            Low End of   High End of     Low End of
                              Range         Range          Range
Forward-Looking Business   ------------ ------------- ----------------
 Credit Card Credit Data:
  Owned net principal
   charge-offs             $    37,800  $     42,000  $        41,000
    As a percentage of
     average receivables           6.3%          7.0%             6.4%

  Securitized net
   principal charge-offs   $   189,700  $    208,250  $        166,900
    As a percentage of
     average receivables           7.2%          7.9%             6.7%

  Managed net principal
   charge-offs             $   227,500  $    250,250  $       207,900
    As a percentage of
     average receivables           7.0%          7.7%             6.6%



         -Statistical supplement available at www.advanta.com-


    CONTACT: Advanta Corp.
             David Weinstock
             Investor Relations
             (215) 444-5335
             dweinstock@advanta.com
               or
             Jennifer Lyons
             Communications
             (215) 444-5073
             AdvantaCommunications@advanta.com